SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

JANUARY 14, 2004

Date of Report (Date of earliest event reported)

FIRST ESSEX BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

0-16143

04-2943217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

71 Main Street, Andover, Massachusetts 01810

(Address of Plan and Principal Executive Office of Issuer) (Zip Code)

(978) 681-7500

(Registrant’s telephone number including area code)

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

Not applicable.

(b)   Pro Forma Financial Information.

Not applicable.

(c)   Exhibits.

(99)   Press release dated January 14, 2004.

Item 12.  Results of Operations and Financial Condition

On January 14, 2004, First Essex Bancorp, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the year ended December 31, 2003. The Company has attached this press release as Exhibit 99 to the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Essex Bancorp, Inc.

Date: January 15, 2004	By:	/s/ Douglas E. Moisan
Douglas E. Moisan
Senior Vice President and Controller